                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                         Under Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  April 9, 1998

                            DART GROUP CORPORATION
            (Exact name of registrant as specified in its charter)


             Delaware                                  53-0242973
     (State of incorporation)               (IRS Employer Identification No.)

              0-1946
       (Commission File No.)


                 3300 75th Avenue, Landover, Maryland     20785
            (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (301) 226-1200

ITEM 5.  OTHER EVENTS

     On April 9, 1998, Dart Group Corporation, a Delaware corporation (the "Company"), Richfood Holdings, Inc., a Virginia corporation ("Richfood"), and DGC Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Richfood ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of April 9, 1998 (the "Merger Agreement").

     The Merger Agreement and the press release issued in connection therewith are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The description of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the Merger Agreement.

     The Merger Agreement provides, among other things, for the acquisition by Richfood of all the outstanding shares of the Company's common stock, par value $1.00 per share (the "Shares"), through (a) a tender offer (the "Offer") for all Shares at a price of $160 per share (the "Offer Price") and (b) a second-step merger pursuant to which Merger Sub will merge with and into the Company (the "Merger") and all outstanding Shares (other than Shares owned by Richfood, Merger Sub or any other subsidiary of Richfood and other than Shares held by any dissenting stockholders) will be converted into the right to receive the Offer Price in cash.

     The Offer is conditioned upon, among other things, there being validly tendered before the expiration date of the Offer and not withdrawn a number of Shares, which, together with any Shares owned by Richfood or Merger Sub, represents at least a majority of the Shares outstanding on a fully diluted basis and expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The conditions to the Offer are set forth in Annex I to the Merger Agreement. The Merger is subject to various closing conditions, including, without limitation, the receipt of stockholder approval by the Company's stockholders if required by Delaware law and the Company's Certificate of Incorporation.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit 99.1 Agreement and Plan of Merger, dated as of April 9, 1998, by and among Dart Group Corporation, Richfood Holdings, Inc. and DGC Acquisition, Inc.

Exhibit 99.2   Press Release of Dart Group Corporation dated April 9, 1998.

                                   SIGNATURES

Under the requirements of the Securities Exchange of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DART GROUP CORPORATION


                                    By: /s/ Mark A. Flint
                                        ---------------------
                                    Mark A. Flint
                                    Senior Vice President and
                                    Chief Financial Officer


Date:  April 10, 1998

                                 EXHIBIT INDEX

Exhibit No.                  Description

99.1 Agreement and Plan of Merger, dated as of April 9, 1998, by and among Dart Group Corporation, Richfood Holdings, Inc. and DGC Acquisition, Inc.

99.2      Press Release of Dart Group Corporation dated April 9, 1998.